Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Disclosure Of Significant Accounting Policies [Abstract]
Hyperinflationary economies
a) Hyperinflationary economies
Venezuela is considered as a hyperinflationary economy since 2009. The inflation rates used to prepare the financial information are the “Indice Nacional de Precios al Consumidor de Venezuela”, published by the Central Bank of Venezuela, or the best estimate in case the final index is not available. On an annual basis, these rates are 2,106,600%, 2,874.1% and 511.1% for 2018, 2017 and 2016, respectively.
The exchange rate used to translate inflation-adjusted bolivar-denominated items is the exchange rate as of the closing date of each reporting period, amounting to 7,608 bolivars per U.S. dollar (synthetic exchange rate, see Note 2), 36,115.28 bolivars per U.S. dollar (synthetic exchange rate) and 673.762 bolivars per U.S. dollar (DICOM) as of December 31, 2018, 2017 and 2016, respectively.
For the first time in 2018 Argentina is considered a hyperinflationary economy (see Note 2). In order to restate its financial statements, the Company uses the the series of indices defined by resolution JG No. 539/18 issued by the Federación Argentina de Consejos Profesionales de Ciencias Económicas (FACPCE), based on the National Consumer Price Index (IPC) published by the Instituto Nacional de Estadística y Censos (INDEC) of the Argentine Republic and the Wholesale Internal Price Index (IPIM) published by FACPCE. The cumulative index at 31 December 2018 is 184.85%, while on an annual basis the index for 2018 is 48%.
The exchange rate used to translate inflation-adjusted items denominated in Argentine pesos in the 2018 financial statements is the closing exchange rate as of December 31, which was 43.30 pesos per euro.

Translation methodology
b) Translation methodology
The income statements and statements of cash flows of the Group’s foreign subsidiaries (except Venezuela and Argentina) were translated into euros at the average exchange rates for the year, as a rate that approximates the exchange rates at the dates of the transactions.

Goodwill
c) Goodwill
After initial recognition, goodwill is carried at cost, less any accumulated impairment losses. Goodwill is recognized as an asset denominated in the currency of the company acquired and is tested for impairment annually or more frequently, if there are certain events or changes indicating the possibility that the carrying amount may not be fully recoverable. The potential impairment loss is determined by assessing the recoverable amount of the cash generating unit (or group of cash generating units) to which the goodwill is allocated from the acquisition date.

Intangible assets
d) Intangible assets
Intangible assets are carried at acquisition or production cost, less any accumulated amortization or any accumulated impairment losses.
Intangible assets are amortized on a straight-line basis according to the following:

•
Licenses granted to the Telefónica Group by various public authorities to provide telecommunications services and the value allocated to licenses held by certain companies at the time they were included in the Telefónica Group (“Service concession arrangements and licenses”) are amortized on a straight-line basis over the duration of related licenses from the moment commercial operation begins.

•
The allocation of acquisition costs attributable to customers acquired in business combinations, as well as the acquisition value of this type of assets in a third-party transaction for consideration (“Customer base”) are amortized on a straight-line basis over the estimated period of the customer relationship. The term length is between 5 to 14 years, based on the customer segment (residential, business, etc.) and the business model (prepaid, postpaid, etc.).

•	Software is amortized on a straight-line basis over its useful life, generally estimated to be between two and five years.

Property, plant and equipment
e) Property, plant and equipment
Property, plant and equipment is carried at cost less any accumulated depreciation and any accumulated impairment in value.
Cost includes, among others, direct labor used in installation and the allocable portion of the indirect costs required for the related asset. The latter two items are recorded as revenue under the concept “Own work capitalized” of the line item “Other income”.
Interest and other financial expenses incurred and directly attributable to the acquisition or construction of qualifying assets are capitalized. Qualifying assets for the Telefónica Group are those assets that require a period of at least 18 months to bring the assets to the condition necessary for their intended use or sale.
The Group’s subsidiaries depreciate their property, plant and equipment, from the time they can be placed in service, amortizing the cost of the assets, net of their residual values on a straight-line basis over the assets’ estimated useful lives, which are calculated in accordance with technical studies that are revised periodically in light of technological advances and the rate of dismantling, as follows:

Years of estimated useful life
Buildings	25 – 40
Plant and machinery	10 – 15
Telephone installations, networks and subscriber equipment	5 – 20
Furniture, tools and other items	2 – 10

Impairment of non-current assets
f) Impairment of non-current assets
Non-current assets, including goodwill and intangible assets are assessed at each reporting date for indicators of impairment. Whenever such indicators exist, or in the case of assets which are subject to an annual impairment test, the recoverable amount is estimated. An asset’s recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future post-tax cash flows deriving from the use of the asset or its cash generating unit, as applicable, are discounted to their present value using a post-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset, whenever the result obtained is the same that would be obtained by discounting pre-tax cash flows at a pre-tax discount rate.
The Group bases the calculation of impairment on the approved business plans of the various cash generating units to which the assets are allocated. The projected cash flows, based on the approved strategic business plans, cover a period of five years. Starting with the sixth year, an expected constant growth rate is applied

Lease agreements
g) Lease agreements
The determination of whether an arrangement is, or contains a lease is based on the substance of the agreement and requires an assessment of whether the fulfillment of the arrangement is dependent on the use of a specific asset and the agreement conveys a right to the use of the asset.
Leases where the lessor does not transfer substantially all the risks and benefits of ownership of the asset are classified as operating leases.
Leases are classified as finance leases when the terms of the lease transfer substantially all the risks and rewards incidental to ownership of the leased item to the Group.

Investment in associates and joint arrangements
h) Investment in associates and joint arrangements
The Group assesses whether it has significant influence not only on the basis of its ownership percentage but also on the existence of qualitative factors such as representation on the board of directors of the investee, its participation in decision-making processes, interchange of managerial personnel and access to technical information.
The Group assesses rights and obligations agreed to by the parties to a joint arrangement and, when relevant, other facts and circumstances in order to determine whether the joint arrangement in which it is involved is a joint venture or a joint operation.

Financial assets
Financial Assets
All regular way purchases and sales of financial assets are recognized in the statement of financial position on the trade date, i.e. the date that the Company commits to purchase or sell the asset.
The Group applies an impairment model for financial assets based on expected credit losses, using a simplified method for certain short- and long-term assets (commercial receivables, lease receivables and contractual assets). Under this simplified approach, credit impairment is recognized by reference to expected losses over the life of the asset.

Derivative financial instruments and hedge accounting
Derivative financial instruments and hedge accounting
The accounting treatment of any gain or loss resulting from changes in the fair value of a derivative depends on whether the derivative in question meets all the criteria for hedge accounting and, if appropriate, on the nature of the hedge.
Changes in fair value of derivatives that qualify as fair value hedging instruments are recognized in the income statement, together with changes in the fair value of the hedged asset or liability attributable to the risk being hedged.
Changes in the fair value of derivatives that qualify and have been designated as cash flows hedges, which are highly effective, are recognized in equity. The ineffective portion is recognized immediately in the income statement. Fair value changes recognized in equity arising from hedges that relate to firm commitments or forecast transactions that result in the recognition of non-financial assets or liabilities are included in the initial carrying amount of those assets or liabilities. Otherwise, changes in fair value previously recognized in equity are recognized in the income statement in the period in which the hedged transaction affects profit or loss.
An instrument designated to hedge foreign currency exposure from a net investment in a foreign operation is accounted for in a similar manner to cash flow hedges.
When the Group chooses not to apply hedge accounting criteria, gains or losses resulting from changes in the fair value of derivatives are taken directly to the income statement. In this respect, transactions used to reduce the exchange rate risk of income contributed by foreign subsidiaries are not treated as hedging transactions.

Inventories	j) Inventories Materials stored for use in investment projects and inventories for consumption and replacement are valued at the lower of weighted average cost and net realizable value.
Pensions and other employee obligations
k) Pensions and other employee obligations
Provisions required to cover the accrued liability for defined-benefit pension plans are determined using “the projected unit credit” actuarial valuation method. The calculation is based on demographic and financial assumptions determined at a country level, and in consideration of the macroeconomic environment. The discount rates are determined based on high quality market yield curves. Plan assets are measured at fair value.
Provisions for post-employment benefits (e.g. early retirement or other) are calculated individually based on the terms agreed with the employees. In some cases, these may require actuarial valuations based on both demographic and financial assumptions.

Revenue
l) Revenue and expenses
The Telefónica Group revenues are derived principally from providing the following telecommunications services: traffic, connection fees, regular (normally monthly) network usage fees, interconnection, network and equipment leasing, handset sales and other digital services such as Pay TV and value-added services or maintenance. Products and services may be sold separately or bundled in promotional packages.
Revenues from calls carried on Telefónica’s networks (traffic) entail an initial call establishment fee plus a variable call rate, based on call length, distance and type of service. Both fixed and wireless traffic is recognized as revenue as service is provided. For prepaid calls, the amount of unused traffic generates a deferred revenue presented in “Contractual liabilities” on the statement of financial position. Prepaid cards generally expire within 12 months and any deferred revenue from prepaid traffic is recognized directly in the income statement when the card expires as the Group has no obligation to provide service after expiry date.
Revenues from traffic sales and services at a fixed rate over a specified period of time (flat rate) are recognized on a straight-line basis over the term covered by the rate paid by the customer.
Installation fees are taken to the income statement on a straight-line basis over the related period. Equipment leases and other services are taken to profit or loss as they are consumed.
Interconnection revenues from fixed-wireless and wireless-fixed calls and other customer services are recognized in the period in which the calls are made.
Revenues from handset and equipment sales are recognized once the sale is considered complete, i.e., generally when delivered to the end customer.
For bundled packages that include multiple elements sold in the fixed, wireless, Internet and television businesses it is determined whether it is necessary to separate the separately identifiable elements and apply the corresponding revenue recognition policy to each element. Total package revenue is allocated among the identified elements based on their respective standalone selling prices.
As connection or initial activation fees, or upfront non-refundable fees, are not separately identifiable elements in these types of packages, any revenues received from the customer for these items are allocated to the remaining elements.
Expenses relating to customer contracts are recognized as an asset to the extent that they are incremental and are expected to be recovered, with subsequent amortization over the same term as the revenue associated with such contract, unless the expected amortization period is one year or less, in which case they are expensed as incurred.

Expenses
l) Revenue and expenses
The Telefónica Group revenues are derived principally from providing the following telecommunications services: traffic, connection fees, regular (normally monthly) network usage fees, interconnection, network and equipment leasing, handset sales and other digital services such as Pay TV and value-added services or maintenance. Products and services may be sold separately or bundled in promotional packages.
Revenues from calls carried on Telefónica’s networks (traffic) entail an initial call establishment fee plus a variable call rate, based on call length, distance and type of service. Both fixed and wireless traffic is recognized as revenue as service is provided. For prepaid calls, the amount of unused traffic generates a deferred revenue presented in “Contractual liabilities” on the statement of financial position. Prepaid cards generally expire within 12 months and any deferred revenue from prepaid traffic is recognized directly in the income statement when the card expires as the Group has no obligation to provide service after expiry date.
Revenues from traffic sales and services at a fixed rate over a specified period of time (flat rate) are recognized on a straight-line basis over the term covered by the rate paid by the customer.
Installation fees are taken to the income statement on a straight-line basis over the related period. Equipment leases and other services are taken to profit or loss as they are consumed.
Interconnection revenues from fixed-wireless and wireless-fixed calls and other customer services are recognized in the period in which the calls are made.
Revenues from handset and equipment sales are recognized once the sale is considered complete, i.e., generally when delivered to the end customer.
For bundled packages that include multiple elements sold in the fixed, wireless, Internet and television businesses it is determined whether it is necessary to separate the separately identifiable elements and apply the corresponding revenue recognition policy to each element. Total package revenue is allocated among the identified elements based on their respective standalone selling prices.
As connection or initial activation fees, or upfront non-refundable fees, are not separately identifiable elements in these types of packages, any revenues received from the customer for these items are allocated to the remaining elements.
Expenses relating to customer contracts are recognized as an asset to the extent that they are incremental and are expected to be recovered, with subsequent amortization over the same term as the revenue associated with such contract, unless the expected amortization period is one year or less, in which case they are expensed as incurred.

Use of estimates
m) Use of estimates
The key assumptions concerning the future and other relevant sources of uncertainty in estimates at the reporting date that could have a significant impact on the consolidated financial statements within the next financial year are discussed below.
A significant change in the facts and circumstances on which these estimates and related judgments are based could have a material impact on the Group’s results and financial position. Accordingly, sensitivity analyzes are disclosed for the most relevant situations (see Notes 7 and 21).
Property, plant and equipment, intangible assets and goodwill
The accounting treatment of investments in property, plant and equipment and intangible assets entails the use of estimates to determine the useful life for depreciation and amortization purposes and to assess fair value at their acquisition dates for assets acquired in business combinations.
Determining useful life requires making estimates in connection with future technological developments and alternative uses for assets. There is a significant element of judgment involved in making technological development assumptions, since the timing and scope of future technological advances are difficult to predict.
The decision to recognize an impairment loss involves developing estimates that include, among others, an analysis of the causes of the potential impairment, as well as its timing and expected amount. Furthermore, additional factors, such as technological obsolescence, the suspension of certain services and other circumstantial changes, which highlight the need to evaluate a possible impairment, are taken into account.
The Telefónica Group evaluates its cash-generating units’ performance regularly to identify potential goodwill impairments. Determining the recoverable amount of the cash-generating units to which goodwill is allocated also entails the use of assumptions and estimates and requires a significant element of judgment.
Deferred income taxes
The Group assesses the recoverability of deferred tax assets based on estimates of future earnings, and of all the options available to achieve an outcome, it considers the most efficient one in tax terms within the legal framework the Group is subject to. Such recoverability ultimately depends on the Group’s ability to generate taxable earnings over the period for which the deferred tax assets remain deductible. This analysis is based on the estimated schedule for reversing deferred tax liabilities, as well as estimates of taxable earnings, which are sourced from internal projections that are continuously updated to reflect the latest trends.
The recognition of tax assets and liabilities depends on a series of factors, including estimates as to the timing and realization of deferred tax assets and the projected tax payment schedule. Actual Group company income tax receipts and payments could differ from the estimates made by the Group as a result of changes in tax legislation, the outcome of underway tax proceedings or unforeseen future transactions that could affect tax balances.
Provisions
Provisions are recorded when, at the end of the period, we have a present obligation as a result of past events, whose settlement requires an outflow of resources that is considered probable and can be measured reliably. This obligation may be legal or constructive, arising from, but not limited to, regulation, contracts, common practice or public commitments, which have created a valid expectation for third parties that we will assume certain responsibilities. The amount recorded is the best estimation performed by the management in respect of the expenditure that will be required to settle the obligations, considering all the information available at the closing date, including the advice of external experts, such as legal advisors or consultants.
Should we be unable to reliably measure the obligation, no provision would be recorded and information would then be presented in the notes to the Consolidated Financial Statements.
Because of the inherent uncertainties in this estimation, actual expenditures may be different from the originally estimated amount recognized.
Revenue recognition
Bundled offers
Bundled offers that combine different elements are assessed to determine whether it is necessary to separate the different identifiable components and apply the corresponding revenue recognition policy to each element. Total package revenue is allocated among the identified elements based on their respective standalone selling prices.
Determining standalone selling prices for each identified element requires estimates that are complex due to the nature of the business.
A change in estimates of standalone selling prices could affect the apportionment of revenue among the elements and, as a result, the timing of recognition of revenues.
Exchange rate and inflation rates used to translate the financial statements of our Venezuelan subsidiaries
We review, on a regular basis, the economic conditions in Venezuela and the specific circumstances of our Venezuelan operations. In light of the worsening of the economic and political crisis in Venezuela and in the absence of official rates that are representative of the situation in such country, at December 31, 2018 the Group maintains its policy to estimate an exchange rate that matches the progression of inflation in Venezuela and contributes to reflect the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements in a more accurate way.
Assessment of the exchange rate that best reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at the closing date, and entails the use of assumptions and estimates and significant management judgment.
Due to inherent uncertainties in the estimates required to determine the appropriate exchange rate for the conversion of Venezuelan bolivar-denominated financial statements, actual cash flows denominated in such currency may differ from the amounts currently recognized on the basis of our estimates, as a result of changes in currency laws or changes in exchange mechanisms or published exchange rates that may have an impact on the conversion rate used for our Venezuelan subsidiaries’ financial statements, affecting the net monetary position of Venezuelan bolivar-denominated assets (liabilities).
In addition to this, Venezuela is considered as a hyperinflationary economy since 2009. Telefónica recognizes the effects of inflation by restating the financial information of its Venezuelan operation using the “Indice Nacional de Precios al Consumidor de Venezuela” issued by the Central Bank of Venezuela, or the best estimate in case the final index is not available.
Significant management judgment is required to determine the appropriate inflation rate where the official rate is not available. The estimates and underlying assumptions are based on careful consideration of factors that are considered to be relevant and rely on all the information available at the closing date. Actual results may differ from these estimates as a result of changes in circumstances and assumptions about future developments in Venezuela due to evolving market conditions, uncertainty about currency and operating restrictions or other circumstances arising beyond the control of the Company.

New IFRS and interpretations of the IFRS Interpretations Committee (IFRIC)
The impacts of adopting IFRS 15 on the Group’s financial statements for the year ended December 31, 2018 are set out below:

Millions of euros	12/31/2018	12/31/2018	12/31/2018
ASSETS	IFRS 15	IAS 18	IFRS 15 impact
A) NON-CURRENT ASSETS	90,707	90,448	259
Intangible assets	16,856	16,856	—
Goodwill	25,748	25,748	—
Property, plant and equipment	33,295	33,295	—
Investments accounted for by the equity method	68	68	—
Financial assets and other non-current assets	7,109	6,823	286
Deferred tax assets	7,631	7,658	(27)
B) CURRENT ASSETS	23,340	22,540	800
Inventories	1,692	1,692	—
Receivables and other current assets	10,579	9,789	790
Tax receivables	1,676	1,666	10
Other current financial assets	2,209	2,209	—
Cash and cash equivalents	5,692	5,692	—
Non-current assets classified as held for sale	1,492	1,492	—
TOTAL ASSETS (A+B)	114,047	112,988	1,059

	12/31/2018	12/31/2018	12/31/2018
EQUITY AND LIABILITIES	IFRS 15	IAS 18	IFRS 15 Impact
A) EQUITY	26,980	26,193	787
Equity attributable to equity holders of the parent and other holders of equity instruments	17,947	17,262	685
Equity attributable to non-controlling interests	9,033	8,931	102
B) NON-CURRENT LIABILITIES	57,418	57,267	151
Non-current financial liabilities	45,334	45,334	—
Payables and other non-current liabilities	1,890	1,903	(13)
Deferred tax liabilities	2,674	2,510	164
Non-current provisions	7,520	7,520	—
C) CURRENT LIABILITIES	29,649	29,528	121
Current financial liabilities	9,368	9,368	—
Payables and other-current liabilities	15,485	15,460	25
Current tax payables	2,047	1,951	96
Current provisions	1,912	1,912	—
Liabilities associated with non-current assets classified as held for sale	837	837	—
TOTAL EQUITY AND LIABILITIES (A+B+C)	114,047	112,988	1,059

Millions of euros	2018	2018	2018
INCOME STATEMENTS	IFRS 15	IAS 18	IFRS 15 Impact
Revenues	48,693	48,728	(35)
Depreciation and amortization	(9,049)	(9,049)	—
OPERATING INCOME	6,522	6,446	76
Share of profit (loss) of investments accounted for by the equity method	4	4	—
Net financial expense	(955)	(944)	(11)
PROFIT BEFORE TAX	5,571	5,506	65
Corporate income tax	(1,621)	(1,609)	(12)
PROFIT FOR THE PERIOD	3,950	3,897	53
Attributable to equity holders of the Parent	3,331	3,291	40
Attributable to non-controlling interests	619	606	13
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.57	0.56	0.01
n) New IFRS and interpretations of the IFRS Interpretations Committee (IFRIC)
The accounting policies applied in the preparation of the consolidated financial statements for the year ended December 31, 2018 are consistent with those used in the preparation of the Group’s consolidated annual financial statements for the year ended December 31, 2017, with the exception of the following new standards and amendments to existing standards issued by the IASB and adopted by the European Union for application in Europe, which are mandatory for annual periods beginning on or after 1 January 2018:

•	IFRS 9 Financial Instruments
IFRS 9 sets out the requirements for recognizing and measuring financial assets and financial liabilities. This new standard includes:

a.
a model for classifying financial assets that is driven by an asset’s cash flow characteristics and the business model in which it is held. IFRS 9 simplifies the previous measurement model for financial assets and establishes three main categories: amortized cost, fair value through profit or loss and fair value through Other Comprehensive Income (OCI).

b.	a model for classifying financial liabilities, where there are no significant changes from the criteria applied in prior periods.

c.
a new model for impairment losses on financial assets not measured at fair value through profit or loss, i.e. the expected credit loss model, which replaces the incurred loss model applied previously. Under this new impairment model entities are required to account for expected credit losses upon initial recognition of financial assets.

d.
a new hedge accounting model, less restrictive, that more closely aligns the accounting treatment with the entity’s risk management activities, requiring an economic relationship between the hedged item and the hedging instrument and requiring that the coverage ratio be the same as that applied by the entity for its risk management. The new standard modifies the criteria for documentation of hedging relationships and includes enhanced disclosure requirements about risk management activity.

Information on the impact of initially applying this standard is disclosed in Note 2.

•	IFRS 15 Revenues from Contracts with Customers
IFRS 15 establishes a comprehensive framework for determining when to recognize revenue and how much revenue to recognize. The core principle is that an entity should recognize revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The main changes introduce by the new standard are as follows:

a.
Under IFRS 15, for bundled packages that combine multiple fixed, wireless, data, Internet or television goods or services, the total revenue is allocated to each performance obligation based on their standalone selling prices in relation to the total consideration of the package and is recognized when (or as) the obligation is satisfied, regardless of whether there are undelivered items. This differs from previous accounting where the portion of the total consideration that was contingent upon delivery of undelivered elements was not allocated to delivered elements. Consequently, when bundles include a discount on equipment, the adoption of these new requirements results in an increase of revenues recognized from the sale of handsets and other equipment, generally recognized upon delivery to the end customer, in detriment of ongoing service revenue over subsequent periods. The difference between the revenue from the sale of equipment and the consideration received from the customer upfront is recognized as a contract asset on the statement of financial position.

b.
IFRS 15 requires the recognition of an asset for those incremental costs (sales commissions and other third party acquisition costs) directly related with obtaining a contract and that are expected to be recovered. These are subsequently amortized over the same period as the revenue associated with such asset. Costs to obtain a contract are expensed when incurred if the Group estimates that their amortization period is one year or less.

c.
IFRS 15 sets out more detailed requirements on how to account for contract modifications. Certain changes must be accounted for as a retrospective change (i.e. as a continuation of the original contract), while other modifications must be accounted for prospectively as separate contracts, like the end of the original contract and the creation of a new one.

d.
IFRS 15 requires separate recognition of significant financing components in contracts with customers. The Group does not consider significant the financing component where the period between the transfer of goods or services to the customer and payment by the customer does not exceed one year.

Information on the impact of initially applying this standard is disclosed in Note 2.

•	Amendments to IFRS 2, Classification and Measurement of Share-based Payment Transactions
These amendments contain requirements on the accounting for:

a.	the effects of vesting and non-vesting conditions on the measurement of cash-settled share-based payments;

b.	the classification of a share-based payment transaction with a net settlement feature for withholding tax obligations; and

c.	accounting where a modification to the terms and conditions of a share-based payment that changes the classification of the transaction from cash-settled to equity-settled.
The application of these amendments did not have a significant impact on the Group’s consolidated financial position or results.

•	Amendments to IAS 40, Transfers of Investment Property
This amendment clarifies when an entity should transfer property (including property under construction or development) into, or out of investment property. The amendments state that a change in use occurs when the property meets, or ceases to meet, the definition of investment property and there is evidence of the change in use. A mere change in management’s intentions for the use of a property does not provide evidence of a change in use. The application of these amendments did not have a significant impact on the Group’s consolidated financial position or results.

•	Annual Improvements to IFRS Standards 2014-2016 Cycle
The annual improvements projects provide a vehicle for making non-urgent but necessary amendments to IFRSs, with the aim of removing inconsistencies and clarifying wording. The amendment relating to the measurement of an associate or joint venture at fair value clarifies that entities that elect to measure investments in joint ventures and associates at fair value through profit or loss may make this election separately for each associate or joint venture. The application of these amendments did not have a significant impact on the Group’s consolidated financial position or results.

•	IFRIC 22 Foreign Currency Transactions and Advance Consideration
This new interpretation clarifies that, in determining the spot exchange rate to use on initial recognition of the related asset, expense or income (or part of it) on the derecognition of a non-monetary asset or non-monetary liability relating to advance consideration in a foreign currency, the date of the transaction is the date on which an entity initially recognizes the non-monetary asset or non-monetary liability arising from the advance consideration. If there are multiple payments or receipts in advance, then the entity must determine a date of the transactions for each payment or receipt of advance consideration. The application of this interpretation did not have a significant impact on the Group’s consolidated financial position or results.

New standards and amendments to standards issued but not effected as of December 31, 2018.
At the date of preparation of the consolidated financial statements, the following IFRS and amendments had been published, but their application was not mandatory:

Standards and amendments		Mandatory application: annual periods beginning on or after
IFRS 16	Leases	January 1, 2019
IFRIC 23	Uncertainty over Income Tax Treatments	January 1, 2019
Amendments to IFRS 9	Prepayment Features with Negative Compensation	January 1, 2019
Amendments to IAS 19	Plan Amendment, Curtailment or Settlement	January 1, 2019
Amendments to IAS 28	Long-term Interests in Associates and Joint Ventures	January 1, 2019
Improvements to IFRS Standards 2015-2017 Cycle		January 1, 2019
Amendments to References to the Conceptual Framework in IFRS Standards		January 1, 2020
Amendments to IFRS 3	Definition of a Business	January 1, 2020
Amendments to IAS 1 and IAS 8	Definition of Material	January 1, 2020
IFRS 17	Insurance Contracts	January 1, 2021
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Deferred Indefinitely
Based on the assessment conducted to date, the Group estimates that the application of the new standard on leases, IFRS 16 Leases, issued but not yet effective, could have a significant impact on the Group's consolidated financial statements upon initial adoption and prospectively.
With respect to the other standards, amendments and interpretations that are issued but not effective, based on the analyzes performed to date, the Group considers that their application will not have a significant impact on the consolidated financial statements in the initial period of application.

•	IFRS 16 Leases
IFRS 16 requires lessees to recognize assets and liabilities arising from all leases in the statement of financial position. A lessee may elect not to apply the general requirements to short-term leases and leases of low-value assets.
The Group acts as a lessee on a very significant number of lease agreements over different assets, such as third-party towers, circuits, office buildings and stores and land where the towers are located, mainly. A significant portion of these contracts is accounted for as operating lease under the current lease standard, with lease payments being recognized generally on a straight-line basis over the contract term.
The project to implement the new requirements in the Group is highly complex due to factors such as the high number of contracts affected and the diversity of data source systems, as well as the need to make certain estimates. These include the estimation of the lease term, based on the non-cancelable period and the periods covered by options to extend the lease, when the exercise depends only on Telefónica and where such exercise is reasonably certain. This will depend, to a large extent, on the specific facts and circumstances by class of assets in the telecom industry (technology, regulation, competition, business model, among others). In addition to this, the Group must make assumptions to calculate the discount rate, which will be based mainly on the incremental borrowing rate of interest for the estimated term. On the other hand, the Group shall not recognize non-lease components separately from lease components for those classes of assets in which non-lease components are not significant with respect to the total value of the arrangement.
The standard allows for two transition methods: retrospectively for all periods presented, or using a modified retrospective approach where the cumulative effect of adoption is recognized at the date of initial application. The Group shall adopt the latter transition method; therefore, the Group will recognize the cumulative effect of initial application as an adjustment to retained earnings in the year of initial application of IFRS 16. Moreover, the Group will apply the practical expedient that allows not reassessing whether a contract is or contains a lease on the date of initial application of IFRS 16 but directly apply the new requirements to all those contracts identified as leases under the current accounting standard. Also, certain practical expedients are available on first-time application in connection with the right of use asset measurement, discount rates, impairment, leases that finish within the twelve months subsequent to the date of first application, initial direct costs, and term of the lease. The following practical expedients will be adopted by the Group on transition to the new requirements:

•
Right of use asset measurement: for a vast majority of leases previously classified as an operating lease the group shall recognize a right-of-use asset at the date of initial application measured at an amount equal to the lease liability, adjusted by the amount of any prepaid or accrued lease payments relating to that lease recognized in the statement of financial position immediately before the date of initial application.

•
Discount rates: a lessee may apply a single discount rate to a portfolio of leases with reasonably similar characteristics such as lease term, class of underlying asset, currency and economic environment.

•	Leases expiring in 2019: the Group will use the practical exemption from application of the new requirements to leases whose lease term ends within 12 months of the date of initial application.

•	Initial direct costs: the Group will exclude initial direct costs from the measurement of the right-of-use asset at the date of initial application.
The Group expects that the changes introduced by IFRS 16 will have a significant impact on its financial statements from the date of adoption. Based on the assessment preformed to date, the Group expects that the opening balance sheet at the date of initial application will show an increase in assets and liabilities between 7,400 and 8,100 million euro in connection with the rights of use and payment obligations arising from the majority of contracts that are classified as operating leases under the current lease standard. The impact expected in equity is not significant at 1 January 2019. Also, amortization of the right of use assets and recognition of interest costs on the lease obligation on the statements of income will replace amounts recognized as lease expense under the current lease standard. Classification of lease payments in the statement of cash flows will also be affected by the requirements of the new lease standard: a significant portion of the lease payments recognized as cash flows from operating activities in the statement of cash flows under the current lease standard, will be classified as cash flows from financing activities upon application of the new lease accounting requirements. In addition to this, the Group's Financial Statements will include broader disclosures with relevant information regarding lease contracts.
Regarding the lease commitments disclosed in the Group's annual financial statements (see Note 23), the Company estimates that the main differences with respect to the new lease liability measurement will relate to, among others:

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Differences relating to the contract population considered: lease liabilities do not include short-term leases or leases of low-value or intangible assets, while those are included in the expected payment schedule. On the other hand, payments relating to contracts that can be canceled without penalty are not included within lease payment commitments, but they are included in the lease liability.

–
Differences in the lease term: extension options that are reasonably certain are part of the measurement of the lease liability, whereas they are not taken into consideration in the estimated payments schedule for operating leases.

–	Discount rate differences: to the extent that there are differences in lease terms, the discount rates used are different as a consequence of such differences.
Estimated adoption impacts are based on the assessments conducted to date. Actual impacts at 1 January 2019 could be different because the Group is currently assessing the impacts of the initial application of the new requirements testing the new systems considering the multiple alternatives available in transition, the estimations required and the high number of contracts affected. The new accounting policies will not be final until the Group presents its first financial statements subsequent to the effective date of IFRS 16.
The opening balance as of January 1, 2018, after the impacts of the first application of IFRS 9 (see Notes 2 and 3), is as follows:

January 1, 2018
			Fair value through profit or loss		Fair value through other comprehensive income			Measurement hierarchy
Millions of euros	Balance at December 31, 2017	First application of FRS9 Impact	Held for tra-ding	Fair value option	Debt instru-ments	Equity instru-ments	Hedges	Level 1 (Quo-ted prices)	Level 2 (Other directly obser-vable market inputs)	Level 3 (Inputs not based on obser-vable market data)	Amor-tized cost	Total carrying amount	Total fair value
Non-current financial assets	7,771	(184)	1,118	250	511	631	1,738	822	3,408	18	3,339	7,587	7,587
Investments	650	—	19	—	—	631	—	567	83	—	—	650	650
Credits and other financial assets	1,183	—	25	250	442	—	—	86	613	18	466	1,183	1,183
Deposits and guarantees	2,625	—	—	—	—	—	—	—	—	—	2,625	2,625	2,625
Derivative instruments	2,812	—	1,074	—	—	—	1,738	169	2,643	—	—	2,812	2,812
Trade receivables	638	(201)	—	—	69	—	—	—	69	—	368	437	317
Impairment of trade receivables	(137)	17	—	—	—	—	—	—	—	—	(120)	(120)	—
Current financial assets	16,073	(37)	803	60	488	—	731	105	1,977	—	13,954	16,036	16,036
Trade receivables	11,290	89	575	—	487	—	—	—	1,062	—	10,317	11,379	8,690
Impairment of trade receivables	(2,563)	(126)	—	—	—	—	—	—	—	—	(2,689)	(2,689)	—
Other current financial assets	2,154	—	228	60	1	—	731	105	915	—	1,134	2,154	2,154
Cash and cash equivalents	5,192	—	—	—	—	—	—	—	—	—	5,192	5,192	5,192
Total	23,844	(221)	1,921	310	999	631	2,469	927	5,385	18	17,293	23,623	23,623
The initial application of new reporting standards IFRS 9 Financial instruments and IFRS 15 Revenue from contracts with customers (see Note 2), effective as of January 1, 2018, had a net impact on total equity amounting to -165 million euros and 743 million euros, respectively, with the following detail:

Millions of euros	IFRS 9	IFRS 15	Total
Gross impact on equity	(221)	1,006	785
Tax effect	56	(263)	(207)
Impact on equity	(165)	743	578
Attributable to equity holders	(142)	654	512
Attributable to non-controlling interest	(23)	89	66